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                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-06409, 333-35745, 333-57031, 333-68499, 333-83927, 333-86861,
333-32380, 333-46640, 333-58334, 333-73882, 333-99093, 333-100130) of SkillSoft
Plc of our report dated May 16, 2003, with respect to the consolidated financial statements of SkillSoft Plc included in the Form 10-K/A for the year ended January 31, 2003, as filed on May 23, 2003.

                                         /s/ Ernst & Young LLP


Boston, Massachusetts
September 22, 2003